SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                 March 23, 2001
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                     1-3939                    73-0311467
------------------------    ------------------------      ------------------
(State of Incorporation)    (Commission File Number)         (IRS Employer
                                                          Identification No.)



                 Kerr-McGee Center
              Oklahoma City, Oklahoma                  73125
    ----------------------------------------         ----------
    (Address of principal executive offices)         (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 5.             Other Events
                             The company's 2000 Annual Report and the 2001 Proxy
                    Material is being mailed on March 23, 2001, to Kerr-McGee Corporation stockholders of record. Copies of both the 2000 Annual Report and 2001 Proxy Material are available on the company's website at www.kerr-mcgee.com.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KERR-MCGEE CORPORATION


                                       By: (Deborah A. Kitchens)
                                           ---------------------------------
                                            Deborah A. Kitchens
                                            Vice President and Controller

Dated: March 23, 2001